Filed pursuant to Rule 497(e) and Rule 497(k)

under the Securities Act of 1933, as amended

File Registration No.: 33-65632

SCHRODER SERIES TRUST

(the “Trust”)

Schroder Emerging Markets Small Cap Fund

Schroder Short Duration Bond Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated November 27, 2019 to:

•	the Schroder Emerging Markets Small Cap Fund’s Summary Prospectus, dated March 1, 2019;
•	the Schroder Short Duration Bond Fund’s Summary Prospectus, dated March 1, 2019, as supplemented November 26, 2019 (together with the Schroder Emerging Markets Small Cap Fund’s Summary Prospectus, the “Summary Prospectuses”);
•	the Funds’ Prospectus dated March 1, 2019, as supplemented November 26, 2019 (the “Prospectus”); and
•	the Funds’ Statement of Additional Information dated March 1, 2019, as supplemented November 26, 2019 (the “SAI”)

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

The Board of Trustees of the Trust, at the recommendation of Schroder Investment Management North America Inc. (the “Adviser”), the investment adviser of the Funds, has approved a plan of liquidation providing for the liquidation of each Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. In connection therewith, the Funds will be closed to investments by new and existing shareholders as follows:

Schroder Emerging Markets Small Cap Fund. The Fund is closed to investments by new and existing shareholders effective immediately.

Schroder Short Duration Bond Fund. Effective immediately, the Fund is closed to investments by new and existing shareholders, other than investments through retirement plans or automatic investment plans currently invested in the Fund. Effective December 13, 2019, the Fund will be closed to investments through retirement plans and automatic investment plans currently invested in the Fund.

Each Fund is expected to cease operations and liquidate on or about December 31, 2019 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the “How to Sell Shares” section of the Prospectus. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Funds will distribute to each such shareholder, on or promptly after the Liquidation Date, liquidating cash distributions equal in value to the shareholder’s interest in the net assets of each Fund as of the Liquidation Date.

In anticipation of the liquidation of each Fund, the Adviser may manage each Fund in a manner intended to facilitate the Fund’s orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amounts will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of each Fund on the Liquidation Date will reflect costs of liquidating the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SCH-SU-002-0100